UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2021

CONCRETE PUMPING HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38166	83-1779605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 E. 84th Avenue, Suite A-5
Thornton, Colorado 80229
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 289-7497
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BBCP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Securities and Exchange Commission ("SEC") released a public statement (the “SEC Statement”) informing market participants that warrants issued by special purpose acquisition companies (“SPACs”) may require classification as a liability measured at fair value, with changes in fair value each period reported in earnings. The SEC Statement discussed certain features of warrants issued in SPAC transactions that may be common across many entities. The SEC Statement indicated that when one or more of such features is included in a warrant, the warrant should be classified as a liability at fair value, with changes in fair value each period reported in earnings.

Concrete Pumping Holdings, Inc. (the "Company") previously classified its publicly traded warrants (the “public warrants”) and private placement warrants (the “private warrants”) (collectively the “Warrants”), which were issued in August of 2017, as equity. Following consideration of the guidance in the SEC Statement, the Company concluded that its Warrants should have been classified as liabilities and measured at fair value, with changes in fair value each period reported in earnings. As a result, the Audit Committee of the Board of Directors of the Company (the "Audit Committee"), after considering the recommendations of management, concluded on June 7, 2021 that the Company’s (1) previously issued audited consolidated financial statements as of October 31, 2019 and for the Successor period from December 6, 2018 through October 31, 2019 and (2) previously issued unaudited financial statements for periods ended July 31, 2019, April 30, 2019, and January 31, 2019 (collectively, the “Non-Reliance Periods”) should not be relied upon due to required corrections related to the accounting for warrants described in the SEC Statement. In addition, the Audit Committee concluded that, while not material and therefore not being restated, the Company should revise its (1) consolidated financial statements as of and for the fiscal year ended October 31, 2020 and (2) unaudited consolidated interim financial statements for the periods ended July 31, 2020, April 30, 2020, and January 31, 2020 to correct the accounting for its Warrants as liabilities. The Company will file an amendment to its Annual Report on Form 10-K for the fiscal year ended October 31, 2020, as amended (the “Amended 10-K”), reflecting this change in classification of the Warrants.

Similarly, the audit report of the Company’s current independent registered public accounting firm, BDO USA, LLP (“BDO”) on the financial statements as of and for the fiscal year ended October 31, 2019 included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2020, as filed on January 12, 2021 with the Securities and Exchange Commission should no longer be relied upon.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with BDO.

The change in accounting for the Warrants from equity to liabilities did not have any effect on the Company’s previously reported net revenue, operating income, liquidity, cash and cash equivalents, or cash flows from operating, investing and financing activities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCRETE PUMPING HOLDINGS, INC.

	By:	/s/ Iain Humphries
Name: Iain Humphries
Title: Chief Financial Officer and Secretary

Dated: June 11, 2021